UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

____________________

Date of report (Date of earliest event reported): August 13, 2009

THE PENN TRAFFIC COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-8858 (Commission File Number)	25-0716800 (IRS Employer Identification No.)

1200 State Fair Boulevard
Syracuse, New York 13221-4737
(Address of Principal Executive Offices) (Zip Code)

(315) 453-7284
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Item 4.01(a)-(b) Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of The Penn Traffic Company (the “Company”) has completed the process it undertook to review the appointment of the Company’s independent registered public accounting firm.  The Audit Committee conducted a competitive process to select a firm to serve as the Company's independent registered public accounting firm for the remainder of fiscal year 2010. The Audit Committee invited several firms to participate in this process, including Eisner LLP (“Eisner”), the Company's independent registered public accounting firm since September 22, 2006.

As a result of this process and following careful deliberation, on August 13, 2009, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm for the fiscal year ended January 30, 2010, and dismissed Eisner from that role.

Eisner’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2009 and February 2, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Eisner’s report on the Company’s consolidated financial statements as of and for the fiscal year ended February 2, 2008 contained separate paragraphs stating:

•	“As discussed in Note 4 to the consolidated financial statements, the 2007 and 2006 financial statements have been restated to correct a misstatement”; and

•
“As discussed in Note 2 to the consolidated financial statements, on May 30, 2003, the Company filed for voluntary bankruptcy protection and reorganization under Chapter 11 of the United States Bankruptcy Code. On April 13, 2005, the Company's amended plan of reorganization became effective and the Company emerged from bankruptcy and effective April 16, 2005 adopted fresh-start reporting which results in a new reporting entity and a new basis of accounting.”

The audit report of Eisner on the effectiveness of internal control over financial reporting as of February 2, 2008, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that Eisner's report indicates that the Company did not maintain effective internal control over financial reporting as of February 2, 2008, because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states:

•
“As of February 2, 2008, the Company lacked a sufficient complement of personnel in order to timely prepare and file reliable interim financial statements which, as of February 2, 2008, have not been filed since the Company's emergence from Chapter 11 proceedings effective April 16, 2005.  This material weakness was considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2008 consolidated financial statements, and this report does not affect our report dated April 11, 2008 on those financial statements in which we expressed an unqualified opinion. In our opinion, because of the material weakness described above on the achievement of the objectives of the control criteria, The Penn Traffic Company did not maintain, in all material respects, effective internal control over financial reporting as of February 2, 2008, based on criteria established in Internal Control - Integrated Framework issued by COSO.”

During the fiscal years ended January 31, 2009 and February 2, 2008, respectively, and in the subsequent interim period through May 2, 2009, there were (i) no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that as of February 2, 2008, the Company and Eisner identified a material weakness in internal controls over financial reporting as described above, and as set forth in Item 9A(b) of the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2008.  The Audit Committee has discussed this material weakness with Eisner and the Company has authorized Eisner to respond fully to any inquiries by KPMG concerning such material weakness.

The Company’s management, under the supervision and with the participation of the Company’s Chief Executive Officer and the Chief Financial Officer, concluded that the Company’s internal controls over financial reporting were effective as of January 31, 2009.  The Company was not required to file with its annual report on Form 10-K for the fiscal year ended January 31, 2009, and has not obtained an attestation report from Eisner on its internal controls over financial reporting as of any date since February 2, 2008.

The Company furnished a copy of the above disclosure to Eisner and requested that Eisner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of Eisner’s letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years ended January 31, 2009 and February 2, 2008, and through August 13, 2009, neither the Company nor anyone on its behalf consulted with KPMG regarding either: (i) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

16.1
Letter from Eisner LLP to the Securities and Exchange Commission, dated August 17, 2009.

99.1
Press release, dated August 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PENN TRAFFIC COMPANY (Registrant)

By:	/s/ Daniel J. Mahoney
	Name:	Daniel J. Mahoney
	Title:	SVP, General Counsel

Date: August 19, 2009

Exhibit No.	Description of Exhibit

Exhibit 16.1	Letter from Eisner LLP to the Securities and Exchange Commission, dated August 17, 2009.

Exhibit 99.1	Press release, dated August 19, 2009.